WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


New Issue Marketing Materials
-----------------------------

$1,491,000,000 (Approximate)


WaMu Mortgage Pass-Through Certificates,
Series 2002-AR8

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank FA
Servicer

Bear, Stearns & Co. Inc.
Greenwich Capital Markets, Inc.
Lehman Brothers
Underwriters


WaMu Capital Corp., Inc.
Dealer

All statistical Information is preliminary and based upon Information as of July 1, 2002.

July 8, 2002


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 1
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 2
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                            $1,491,000,000 (approx.)
            WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
               5/1 Hybrid ARM Mortgage Loans (1-Year CMT Indexed)

----------------------------------------------------------------------------------------------------------------------
                          Expected      Credit                Payment
          Certificate      Ratings      Enhance      WAL (3)  Window (3)   Interest Rate          Certificate
 Class       Size (1)     S&P/Moody     % age (2)    (years)   (months)         Type                  Type
----------------------------------------------------------------------------------------------------------------------
  A-1A     $38,500,000     AAA/Aaa        3.25%       .50         1-12          Fixed (4)        Senior Sequential
----------------------------------------------------------------------------------------------------------------------
  A-1B    $100,000,000     AAA/Aaa        3.25%       .50         1-12          Fixed (5)        Senior Sequential
----------------------------------------------------------------------------------------------------------------------
  A-2A     $63,250,000     AAA/Aaa        3.25%      1.50         12-25         Fixed (6)        Senior Sequential
----------------------------------------------------------------------------------------------------------------------
  A-2B     $50,000,000     AAA/Aaa        3.25%      1.50         12-25         Fixed (7)        Senior Sequential
----------------------------------------------------------------------------------------------------------------------
  A-3      $75,000,000     AAA/Aaa        3.25%      2.50         25-36         Fixed (8)        Senior Sequential
----------------------------------------------------------------------------------------------------------------------
  A-4      $59,750,000     AAA/Aaa        3.25%      3.50         36-49         Fixed (9)        Senior Sequential
----------------------------------------------------------------------------------------------------------------------
  A-5      $37,500,000     AAA/Aaa        3.25%      4.48         49-59        Fixed (10)        Senior Sequential
----------------------------------------------------------------------------------------------------------------------
  A-6     $127,250,000     AAA/Aaa        3.25%      4.92         59-59        Fixed (11)        Senior Sequential
----------------------------------------------------------------------------------------------------------------------
  A-7     $400,000,000     AAA/Aaa        3.25%      2.59         1-59         Fixed (12)       Senior Pass-Through
----------------------------------------------------------------------------------------------------------------------
  A-8     $400,000,000     AAA/Aaa        3.25%      2.59         1-59         Fixed (13)       Senior Pass-Through
----------------------------------------------------------------------------------------------------------------------
  A-9     $100,000,000     AAA/Aaa        3.25%      2.59         1-59          WAC (14)        Senior Pass-Through
----------------------------------------------------------------------------------------------------------------------
  X-1     Notional (16)    AAA/Aaa         N/A       4.33          --           WAC (15)       Senior Interest Only
----------------------------------------------------------------------------------------------------------------------
  X-7     Notional (17)    AAA/Aaa         N/A       4.33          --           WAC (16)       Senior Interest Only
----------------------------------------------------------------------------------------------------------------------
  X-8     Notional (18)    AAA/Aaa         N/A       4.33          --           WAC (17)       Senior Interest Only
----------------------------------------------------------------------------------------------------------------------
  B-1      $21,000,000      AA/Aa2        1.85%      4.33         1-59          WAC (14)      Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
  B-2      $12,750,000       A/A2         1.00%      4.33         1-59          WAC (14)      Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
  B-3       $6,000,000     BBB/Baa2       0.60%      4.33         1-59          WAC (14)      Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------

                           Not Offered  Hereby
                           -----------  ------
----------------------------------------------------------------------------------------------------------------------
  B-4       $3,000,000      BB/Ba2        0.40%      4.33         1-59          WAC (14)      Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
  B-5       $2,250,000       B/B2         0.25%      4.33         1-59          WAC (14)      Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
  B-6       $3,750,000    Not Rated        ---       4.33         1-59          WAC (14)      Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis;
(3) Weighted Average Life (WAL) and Payment Window are calculated based upon a pricing prepayment speed of 25% CPR and are shown to the Roll Date;


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 3
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

(4) For every Distribution Date on or prior to the June 2007, the Class A-1A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-1A Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-1A Certificates is expected to be 2.670%
(5) For every Distribution Date on or prior to the June 2007, the Class A-1B Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-1B Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-1B Certificates is expected to be 4.800%;
(6) For every Distribution Date on or prior to the June 2007, the Class A-2A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-2A Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-2A Certificates is expected to be 4.000%;
(7) For every Distribution Date on or prior to the June 2007, the Class A-2B Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-2B Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-2B Certificates is expected to be 5.140%;
(8) For every Distribution Date on or prior to the June 2007, the Class A-3 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-3 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-3 Certificates is expected to be 4.345%;
(9) For every Distribution Date on or prior to the June 2007, the Class A-4 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-4 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-4 Certificates is expected to be 4.825%;
(10) For every Distribution Date on or prior to the June 2007, the Class A-5 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-5 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-5 Certificates is expected to be 5.315%;
(11) For every Distribution Date on or prior to the June 2007, the Class A-6 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-6 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-6 Certificates is expected to be 5.300%;
(12) For every Distribution Date on or prior to the June 2007, the Class A-7 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgag Loans. After the Distribution Date in June 2007, the Class A-7 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-7 Certificates is expected to be 4.650%;
(13) For every Distribution Date on or prior to the June 2007, the Class A-8 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Net WAC of the Mortgage Loans. After the Distribution Date in June 2007, the Class A-8 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-8 Certificates is expected to be 5.235%;
(14) The Class A-9 and Class B Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. The initial interest rate for the Class A-9 and Class B Certificates is expected to be 5.570%;
(15) The Class X-1 Certificates will consist of eight components, Component X-1A, Component X-1B, Component X-2A, Component X-2B, Component X-3, Component X-4, Component X-5 and Component X-6. The components of the Class X-1 Certificates are not separately transferable and will accrue interest as follows:
          - Component X-1A will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 4
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

               Class A-1A Pass-Through Rate amount based on a notional balance equal to the Class A-1A current principal amount. After the Distribution Date in June 2007, the Component X-1A will not bear any interest.
          - Component X-1B will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-1B Pass-Through Rate amount based on a notional balance equal to the Class A-1B current principal amount. After the Distribution Date in June 2007, the Component X-1B will not bear any interest.
          - Component X-2A will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-2A Pass-Through Rate amount based on a notional balance equal to the Class A-2A current principal amount. After the Distribution Date in June 2007, the Component X-2A will not bear any interest.
          - Component X-2B will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-2B Pass-Through Rate amount based on a notional balance equal to the Class A-2B current principal amount. After the Distribution Date in June 2007, the Component X-2B will not bear any interest.
          - Component X-3 will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-3 Pass-Through Rate amount based on a notional balance equal to the Class A-3 current principal amount. After the Distribution Date in June 2007, the Component X-3 will not bear any interest.
          - Component X-4 will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-4 Pass-Through Rate amount based on a notional balance equal to the Class A-4 current principal amount. After the Distribution Date in June 2007, the Component X-4 will not bear any interest.
          - Component X-5 will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-5 Pass-Through Rate amount based on a notional balance equal to the Class A-5 current principal amount. After the Distribution Date in June 2007, the Component X-5 will not bear any interest.
          - Component X-6 will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-6 Pass-Through Rate amount based on a notional balance equal to the Class A-6 current principal amount. After the Distribution Date in June 2007, the Component X-6 will not bear any interest.
(16) The Class X-7 will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-7 Pass-Through Rate amount based on a notional balance equal to the Class A-7 current principal amount. After the Distribution Date in June 2007, the Class X-7 will not bear any interest;
(17) The Class X-8 will bear interest, up to and including the Distribution Date in June 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Net Rate of the Mortgage Loans over the Class A-8 Pass-Through Rate amount based on a notional balance equal to the Class A-8 current principal amount. After the Distribution Date in June 2007, the Class X-8 will not bear any interest;


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 5
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Master Servicer:                  Washington Mutual Mortgage Securities Corp.

Servicer:                                   Washington Mutual Bank, FA

Underwriters:                               Bear, Stearns & Co., Inc. (book-runner), Greenwich Capital
                                            Markets, Inc. and Lehman Brothers

Dealer:                                     WaMu Capital Corp., Inc.

Trustee:                                    Deutsche Bank National Trust Company

Cut-off Date:                               July 1, 2002

Closing Date:                               July 25, 2002

Rating Agencies:                            Moody's Investors Service, Inc. and Standard & Poor's, a
                                            division of The McGraw-Hill Companies, Inc.

Legal Structure:                            REMIC

Optional Call:                              5% cleanup call (aggregate portfolio)

Distribution Date:                          25th of each month or next business day, commencing
                                            August 26, 2002.

Form of Registration:                       The Offered Certificates will be issued in book-entry form through DTC and can be made available through Clearstream
                                            and Euroclear.

ERISA:                                      The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class
                                            A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8,
                                            Class A-9, Class B-1, Class B-2 and Class B-3 A-9 are
                                            expected to be ERISA eligible subject to limitations set
                                            forth in the final prospectus supplement.  Prospective
                                            investors should review with the legal advisors as to
                                            whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise
                                            permissible under ERISA, the Code or other similar laws.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 6
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


SMMEA:                                      The Senior Certificates and Class B-1 Certificates are
                                            expected to constitute "mortgage related securities" for
                                            purposes of SMMEA.

Interest Accrual Period:                    The interest accrual period for the Class A-1A and Class A-1B
                                            Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360
                                            basis). On the Closing Date, the Class A-1A and Class A-1B
                                            Certificates settle flat.

                                            The interest accrual period on the Class A-2A, Class A-2B,
                                            Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class
                                            A-8, Class A-9, Class X-1, Class X-7, Class X-8, Class R and
                                            Class B Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution
                                            Date occurs (on a 30/360 basis). On the Closing Date, the
                                            price to be paid by investors for the Class A-2A, Class A-2B,
                                            Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class
                                            A-8, Class A-9, Class X-1, Class X-7, Class X-8, Class R and
                                            Class B Certificates will include accrued interest from the
                                            Cut-off Date up to, but not including, the Closing Date (24 days).

Advancing Obligation:                       The Master Servicer is obligated to advance delinquent
                                            mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:                      The Master Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's
                                            interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly
                                            master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the
                                            Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 7
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


Collateral Description:                     As of the Cut-off Date, the aggregate principal balance of the
                                            Mortgage Loans described herein is approximately $1.5 billion.
                                            The Mortgage Loans are non-convertible, adjustable rate
                                            One-Year CMT indexed Mortgage Loans with initial rate
                                            adjustments occurring approximately 60 months after the date of origination of each mortgage loan (the "5/1 ARM"). Each mortgage loan is either 1) interest only for the first five years and then converts to fully-amortizing over the remaining term of the loan or 2) is fully-amortizing for the original term of the loan. The Mortgage Loans are secured by first
                                            liens on one- to four-family residential properties. Below are the approximate assumed general characteristics of the
                                            Mortgage Loans as of July 1, 2002:


-------------------------------------------------------------------------------------------------------------------
     Loan        Principal       % of      Gross      Net     WAM      Gross      Net     Rate        Max     Roll
     Type         Balance        Pool       WAC       WAC    (mos)     Margin    Margin   Caps       Rate     (mos)
-------------------------------------------------------------------------------------------------------------------
    5/1 ARM    $1,500,000,000    100.0%    6.120%    5.570%   359      2.750%    2.200%   5/2       11.135%    59
-------------------------------------------------------------------------------------------------------------------


                                            Approximately 78% of the mortgage pool allows for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such
                                            mortgage loan's will fully amortize over it's remaining term.

                                            Approximately 14% of the mortgage pool is subject to
                                            prepayment penalties if the borrower prepays their mortgage loan in full. Generally, if the borrower repays their loan in any of years one, two or three after origination they would be required to pay an additional 3%, 2% and 1%, respectively.
                                            Certificateholders are not entitled to the prepayment
                                            penalties.

                                            See the attached collateral descriptions for more information.
                                            NOTE: the information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is
                                            expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the
                                            Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial
                                            principal balance of any of the Offered Certificates by the
                                            Closing Date is subject to a decrease of up to 10% from
                                            amounts shown on the front cover hereof.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 8
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


Credit Enhancement:                         Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B
                                            Certificates provide credit enhancement for the Class A-1A,
                                            Class A-1B, Class A-2A, Class A-2B, Class A-3. Class A-4,
                                            Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9
                                            Certificates.

Cash-Flow Description:                      Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the
                                            Certificates, to the extent of available funds, will be made according to the following priority:

                                            Available Funds:
                                            1. Payment of interest to the holders of the Senior
                                               Certificates in an amount equal to their respective
                                               Certificate Interest Rate (as described on the cover page
                                               hereof);

                                            2. Payment of principal to the holders of the Senior
                                               Certificates (except the Senior Interest Only Certificates) in an amount equal to the Senior Principal Distribution Amount, concurrently and pro rata to:

                                                     (i)  (A) to the Class A-1A and Class A-1B
                                                          Certificates, pro rata until each such class is
                                                          reduced to zero;
                                                          (B) to the Class A-2A and Class A-2B
                                                          Certificates, pro rata, until each such class is
                                                          reduced to zero;
                                                          (C) to the Class A-3 Certificates until zero;
                                                          (D) to the Class A-4 Certificates until zero;
                                                          (E) to the Class A-5 Certificates until zero;
                                                          (F) to the Class A-6 Certificates until zero;
                                                          and
                                                     (ii) to the Class A-7, Class A-8 and Class A-9
                                                          Certificates, pro rata.
                                            3. Payment of interest and principal sequentially to the
                                               Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1, so that each
                                               Subordinate Class shall receive (a) accrued and unpaid
                                               interest at the related Certificate Interest Rate, and (b)
                                               their respective share of the Subordinate Principal
                                               Distribution Amount allocable to such Classes.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 9
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


Shifting Interest:                          The Senior Certificate will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including July
                                            2009. The Senior Prepayment Percentage can be reduced to the
                                            Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the
                                            Subordinate Percentage over the next five years provided that
                                            (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a
                                            percentage of the Current Principal Amount of the Subordinate
                                            Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45%
                                            or 50% for each test date.

                                            Notwithstanding the foregoing, if after 3 years the current
                                            Subordinate Percentage is equal to two times the initial
                                            Subordinate Percentage and (i) the principal balance of the
                                            Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii)
                                            cumulative realized losses for the Mortgage Loans, as a
                                            percentage of the aggregate class principal balance of the
                                            Class B Certificates do not exceed a) on or prior to July 2005
                                            20% or b) after July 2005 30%, then prepayments will be
                                            allocated on a pro rata basis.

                                            If doubling occurs prior to the third anniversary and the
                                            above delinquency and loss tests are met, then 50% of the
                                            subordinate prepayment percentage can be allocated to the
                                            subordinate classes.

Allocation of Losses:                       Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6 Certificates, until the Certificate Principal
                                            Balance of each Subordinate Class has been reduced to zero.
                                            Thereafter, Realized Losses on the Mortgage Loans will be
                                            allocated the Senior Certificates on a pro-rata basis.

                                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 10
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1A to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          2.670%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR        20% CPR          25% CPR         30% CPR      40% CPR
=====================================================================================================================
100-00                           2.685        2.685          2.685            2.685           2.685        2.685
=====================================================================================================================
WAL (yr)                         1.27          0.85           0.63             0.50           0.41          0.30
MDUR (yr)                        1.229        0.824          0.616            0.490           0.405        0.297
First Prin Pay                 08/25/02      08/25/02       08/25/02         08/25/02       08/25/02      08/25/02
Last Prin Pay                  02/25/05      04/25/04       10/25/03         07/25/03       05/25/03      2/25/03
---------------------------------------------------------------------------------------------------------------------

Class A-1B to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          4.800%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR        20% CPR          25% CPR         30% CPR      40% CPR
=====================================================================================================================
101-00                           4.019        3.621          3.213            2.797           2.370        1.483
=====================================================================================================================
WAL (yr)                         1.27          0.85           0.63             0.50           0.41          0.30
MDUR (yr)                        1.205        0.814          0.612            0.488           0.405        0.299
First Prin Pay                 08/25/02      08/25/02       08/25/02         08/25/02       08/25/02      08/25/02
Last Prin Pay                  02/25/05      04/25/04       10/25/03         07/25/03       05/25/03      2/25/03
---------------------------------------------------------------------------------------------------------------------


Class A-2A to Maturity
-------------------------------------------------------------------------------------------------------------------
Coupon                          4.000%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR        20% CPR          25% CPR         30% CPR      40% CPR
=====================================================================================================================
100-00                           3.961        3.924          3.886            3.847           3.806        3.715
=====================================================================================================================
WAL (yr)                         3.95          2.60           1.92             1.50           1.22          0.87
MDUR (yr)                        3.582        2.426          1.810            1.429           1.169        0.836
First Prin Pay                 02/25/05      04/25/04       10/25/03         07/25/03       05/25/03      2/25/03
Last Prin Pay                  11/25/07      02/25/06       03/25/05         08/25/04       03/25/04      09/25/03
---------------------------------------------------------------------------------------------------------------------

Class A-2B to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          5.140%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR        20% CPR          25% CPR         30% CPR      40% CPR
=====================================================================================================================
101-00                           4.806        4.635          4.447            4.250           4.043        3.588
=====================================================================================================================
WAL (yr)                         3.95          2.60           1.92             1.50           1.22          0.87
MDUR (yr)                        3.493        2.384          1.787            1.415           1.161        0.834
First Prin Pay                 02/25/05      04/25/04       10/25/03         07/25/03       05/25/03      2/25/03
Last Prin Pay                  11/25/07      02/25/06       03/25/05         08/25/04       03/25/04      09/25/03
---------------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 11
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-3 to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          4.345%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR       20% CPR      25% CPR       30% CPR      40% CPR
=====================================================================================================================
100-00                           4.307        4.310         4.286        4.260         4.232        4.172
=====================================================================================================================
WAL (yr)                         6.40          4.36         3.20          2.50         2.03          1.43
MDUR (yr)                        5.475        3.893         2.933        2.322         1.902        1.359
First Prin Pay                 11/25/07      02/25/06     03/25/05      08/25/04     03/25/04      09/25/03
Last Prin Pay                   2/25/10      10/25/07     05/25/06      07/25/05     12/25/04      04/25/04
---------------------------------------------------------------------------------------------------------------------

Class A-4 to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          4.825%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR       20% CPR      25% CPR       30% CPR      40% CPR
=====================================================================================================================
100-00                           4.592        4.713         4.790        4.772         4.749        4.700
=====================================================================================================================
WAL (yr)                         8.66          6.03         4.51          3.50         2.82          1.99
MDUR (yr)                        6.953        5.119         3.964        3.151         2.581        1.854
First Prin Pay                 02/25/10      10/25/07     05/25/06      07/25/05     12/25/04      04/25/04
Last Prin Pay                  06/25/12      06/25/09     10/25/07      08/25/06     10/25/05      10/25/04
---------------------------------------------------------------------------------------------------------------------

Class A-5 to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          5.315%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR       20% CPR      25% CPR       30% CPR      40% CPR
=====================================================================================================================
101-00                           4.673        4.811         4.960        5.029         4.955        4.791
=====================================================================================================================
WAL (yr)                         10.79         7.56         5.71          4.48         3.61          2.52
MDUR (yr)                        8.147        6.122         4.826        3.904         3.213        2.310
First Prin Pay                 06/25/12      06/25/09     10/25/07      08/25/06     10/25/05      10/25/04
Last Prin Pay                  04/25/14      10/25/10     10/25/08      06/25/07     07/25/06      04/25/05
---------------------------------------------------------------------------------------------------------------------

Class A-6 to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          5.300%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR       20% CPR      25% CPR       30% CPR      40% CPR
=====================================================================================================================
101-00                           4.548        4.616         4.694        4.780         4.852        4.904
=====================================================================================================================
WAL (yr)                         17.56        13.14         10.17         8.12         6.64          4.68
MDUR (yr)                       11.389        9.243         7.600        6.351         5.382        3.989
First Prin Pay                 04/25/14      10/25/10     10/25/08      06/25/07     07/25/06      04/25/05
Last Prin Pay                  07/25/32      07/25/32     07/25/32      07/25/32     07/25/32      07/25/32
---------------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 12
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-7 to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          4.650%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR        20% CPR         25% CPR       30% CPR       40% CPR
=====================================================================================================================
100-00                           4.459        4.484          4.500           4.509         4.509         4.490
=====================================================================================================================
WAL (yr)                         7.73          5.54          4.21            3.33           2.71         1.91
MDUR (yr)                        5.779        4.390          3.481           2.843         2.371         1.729
First Prin Pay                 08/25/02      08/25/02      08/25/02        08/25/02       08/25/02     08/25/02
Last Prin Pay                  07/25/32      07/25/32      07/25/32        07/25/32       07/25/32     07/25/32
---------------------------------------------------------------------------------------------------------------------

Class A-8 to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          5.235%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR        20% CPR         25% CPR       30% CPR       40% CPR
=====================================================================================================================
101-00                           4.627        4.652          4.654           4.633         4.591         4.451
=====================================================================================================================
WAL (yr)                         7.73          5.54          4.21            3.33           2.71         1.91
MDUR (yr)                        5.658        4.316          3.438           2.817         2.358         1.728
First Prin Pay                 08/25/02      08/25/02      08/25/02        08/25/02       08/25/02     08/25/02
Last Prin Pay                  07/25/32      07/25/32      07/25/32        07/25/32       07/25/32     07/25/32
---------------------------------------------------------------------------------------------------------------------

Class A-9 to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          5.570%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR        20% CPR         25% CPR       30% CPR       40% CPR
=====================================================================================================================
101-17                           4.728        4.755          4.751           4.716         4.654         4.451
=====================================================================================================================
WAL (yr)                         7.73          5.54          4.21            3.33           2.71         1.91
MDUR (yr)                        5.589        4.274          3.412           2.802         2.349         1.726
First Prin Pay                 08/25/02      08/25/02      08/25/02        08/25/02       08/25/02     08/25/02
Last Prin Pay                  07/25/32      07/25/32      07/25/32        07/25/32       07/25/32     07/25/32
---------------------------------------------------------------------------------------------------------------------

Class B-1 to Maturity
---------------------------------------------------------------------------------------------------------------------
Coupon                          5.570%
---------------------------------------------------------------------------------------------------------------------
Price                           10% CPR      15% CPR        20% CPR         25% CPR       30% CPR       40% CPR
=====================================================================================================================
99-12+                           4.935        5.112          5.265           5.373         5.454         5.574
=====================================================================================================================
WAL (yr)                         12.86         9.47          7.27            6.01           5.19         4.03
MDUR (yr)                        8.739        6.902          5.582           4.786         4.245         3.423
First Prin Pay                 08/25/02      08/25/02      08/25/02        08/25/02       08/25/02     08/25/02
Last Prin Pay                  07/25/32      07/25/32      07/25/32        07/25/32       07/25/32     07/25/32
---------------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 13
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)

Class B-2 to Maturity
----------------------------------------------------------------------------------------------------------------
Coupon                          5.700%
----------------------------------------------------------------------------------------------------------------
Price                           10% CPR       15% CPR      20% CPR       25% CPR       30% CPR       40% CPR
================================================================================================================
97-29+                           5.105         5.327        5.532         5.684         5.805         6.009
================================================================================================================
WAL (yr)                         12.86         9.47          7.27         6.01          5.19          4.03
MDUR (yr)                        8.679         6.855        5.544         4.754         4.217         3.400
First Prin Pay                 08/25/02      08/25/02      08/25/02     08/25/02      08/25/02      08/25/02
Last Prin Pay                  07/25/32      07/25/32      07/25/32     07/25/32      07/25/32      07/25/32
-----------------------------------------------------------------------------------------------------------------

Class B-3 to Maturity
----------------------------------------------------------------------------------------------------------------
Coupon                          5.700%
----------------------------------------------------------------------------------------------------------------
 Price                          10% CPR       15% CPR      20% CPR       25% CPR       30% CPR       40% CPR
================================================================================================================
97-12                            5.169         5.409        5.633         5.802         5.937         6.174
================================================================================================================
WAL (yr)                         12.86         9.47          7.27         6.01          5.19          4.03
MDUR (yr)                        8.657         6.838        5.529         4.742         4.206         3.391
First Prin Pay                 08/25/02      08/25/02      08/25/02     08/25/02      08/25/02      08/25/02
Last Prin Pay                  07/25/32      07/25/32      07/25/32     07/25/32      07/25/32      06/25/32
----------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 14
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1A to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          2.670%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
100-00                          2.685         2.685          2.685          2.685          2.685        2.685
==================================================================================================================
WAL (yr)                         1.27         0.85           0.63            0.50          0.41          0.30
MDUR (yr)                       1.229         0.824          0.616          0.490          0.405        0.297
First Prin Pay                 08/25/02     08/25/02       08/25/02        08/25/02      08/25/02      08/25/02
Last Prin Pay                  02/25/05     04/25/04       10/25/03        07/25/03      05/25/03      02/25/03
-------------------------------------------------------------------------------------------------------------------

Class A-1B to Roll Date
-------------------------------------------------------------------------------------------------------------------
Coupon                          4.800%
-------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
===================================================================================================================
101-00                          4.019         3.621          3.213          2.797          2.370        1.483
===================================================================================================================
WAL (yr)                         1.27         0.85           0.63            0.50          0.41          0.30
MDUR (yr)                       1.205         0.814          0.612          0.488          0.405        0.299
First Prin Pay                 08/25/02     08/25/02       08/25/02        08/25/02      08/25/02      08/25/02
Last Prin Pay                  02/25/05     04/25/04       10/25/03        07/25/03      05/25/03      02/25/03
-------------------------------------------------------------------------------------------------------------------

Class A-2A to Roll Date
-------------------------------------------------------------------------------------------------------------------
Coupon                          4.000%
-------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
===================================================================================================================
100-00                          3.958         3.924          3.886          3.847          3.806        3.715
===================================================================================================================
WAL (yr)                         3.92         2.60           1.92            1.50          1.22          0.87
MDUR (yr)                       3.552         2.426          1.810          1.429          1.169        0.836
First Prin Pay                 02/25/05     04/25/04       10/25/03        07/25/03      05/25/03      02/25/03
Last Prin Pay                  06/25/07     02/25/06       03/25/05        08/25/04      03/25/04      09/25/03
-------------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 15
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)

Class A-2B to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          5.140%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
101-00                          4.810         4.635          4.447          4.250          4.043        3.588
==================================================================================================================
WAL (yr)                         3.92         2.60           1.92            1.50          1.22          0.87
MDUR (yr)                       3.465         2.384          1.787          1.415          1.161        0.834
First Prin Pay                 02/25/05     04/25/04       10/25/03        07/25/03      05/25/03      02/25/03
Last Prin Pay                  06/25/07     02/25/06       03/25/05        08/25/04      03/25/04      09/25/03
------------------------------------------------------------------------------------------------------------------

Class A-3 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          4.345%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
100-00                          4.318         4.310          4.286          4.260          4.232        4.172
==================================================================================================================
WAL (yr)                         4.92         4.33           3.20            2.50          2.03          1.43
MDUR (yr)                       4.343         3.871          2.933          2.322          1.902        1.359
First Prin Pay                 06/25/07     02/25/06       03/25/05        08/25/04      03/25/04      09/25/03
Last Prin Pay                  06/25/07     06/25/07       05/25/06        07/25/05      12/25/04      04/25/04
------------------------------------------------------------------------------------------------------------------


Class A-4 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          4.825%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
100-00                          4.799         4.799          4.792          4.772          4.749        4.700
==================================================================================================================
WAL (yr)                         4.92         4.92           4.48            3.50          2.82          1.99
MDUR (yr)                       4.285         4.285          3.941          3.151          2.581        1.854
First Prin Pay                 06/25/07     06/25/07       05/25/06        07/25/05      12/25/04      04/25/04
Last Prin Pay                  06/25/07     06/25/07       06/25/07        08/25/06      10/25/05      10/25/04
------------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 16
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-5 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          5.315%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
101-00                          5.055         5.055          5.055          5.029          4.955        4.791
==================================================================================================================
WAL (yr)                         4.92         4.92           4.92            4.48          3.61          2.52
MDUR (yr)                       4.235         4.235          4.235          3.904          3.213        2.310
First Prin Pay                 06/25/07     06/25/07       06/25/07        08/25/06      10/25/05      10/25/04
Last Prin Pay                  06/25/07     06/25/07       06/25/07        06/25/07      07/25/06      04/25/05
------------------------------------------------------------------------------------------------------------------

Class A-6 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          5.300%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
101-00                          5.041         5.041          5.041          5.041          5.032        4.981
==================================================================================================================
WAL (yr)                         4.92         4.92           4.92            4.92          4.78          4.06
MDUR (yr)                       4.237         4.237          4.237          4.237          4.129        3.565
First Prin Pay                 06/25/07     06/25/07       06/25/07        06/25/07      07/25/06      04/25/05
Last Prin Pay                  06/25/07     06/25/07       06/25/07        06/25/07      06/25/07      06/25/07
-------------------------------------------------------------------------------------------------------------------

Class A-7 to Roll Date
-------------------------------------------------------------------------------------------------------------------
Coupon                          4.650%
-------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
===================================================================================================================
100-00                          4.603         4.591          4.578          4.563          4.546        4.505
===================================================================================================================
WAL (yr)                         3.80         3.34           2.94            2.59          2.28          1.77
MDUR (yr)                       3.361         2.975          2.637          2.337          2.070        1.627
First Prin Pay                 08/25/02     08/25/02       08/25/02        08/25/02      08/25/02      08/25/02
Last Prin Pay                  06/25/07     06/25/07       06/25/07        06/25/07      06/25/07      06/25/07
-------------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 17
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-8 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          5.235%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
101-00                          4.888         4.836          4.778          4.713          4.639        4.463
==================================================================================================================
WAL (yr)                         3.80         3.34           2.94            2.59          2.28          1.77
MDUR (yr)                       3.325         2.947          2.617          2.324          2.062        1.626
First Prin Pay                 08/25/02     08/25/02       08/25/02        08/25/02      08/25/02      08/25/02
Last Prin Pay                  06/25/07     06/25/07       06/25/07        06/25/07      06/25/07      06/25/07
------------------------------------------------------------------------------------------------------------------

Class A-9 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          5.570%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
101-17                          5.058         4.986          4.905          4.813          4.710        4.463
==================================================================================================================
WAL (yr)                         3.80         3.34           2.94            2.59          2.28          1.77
MDUR (yr)                       3.304         2.932          2.605          2.315          2.057        1.625
First Prin Pay                 08/25/02     08/25/02       08/25/02        08/25/02      08/25/02      08/25/02
Last Prin Pay                  06/25/07     06/25/07       06/25/07        06/25/07      06/25/07      06/25/07
------------------------------------------------------------------------------------------------------------------

Class B-1 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          5.570%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
99-12+                          5.687         5.688          5.692          5.696          5.700        5.710
==================================================================================================================
WAL (yr)                         4.88         4.86           4.60            4.33          4.08          3.55
MDUR (yr)                       4.165         4.148          3.948          3.732          3.537        3.111
First Prin Pay                 08/25/02     08/25/02       08/25/02        08/25/02      08/25/02      08/25/02
Last Prin Pay                  06/25/07     06/25/07       06/25/07        06/25/07      06/25/07      06/25/07
------------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 18
--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)


Class B-2 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          5.570%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
97-29+                          6.044         6.046          6.068          6.094          6.120        6.187
==================================================================================================================
WAL (yr)                         4.88         4.86           4.60            4.33          4.08          3.55
MDUR (yr)                       4.152         4.136          3.934          3.719          3.523        3.096
First Prin Pay                 08/25/02     08/25/02       08/25/02        08/25/02      08/25/02      08/25/02
Last Prin Pay                  06/25/07     06/25/07       06/25/07        06/25/07      06/25/07      06/25/07
------------------------------------------------------------------------------------------------------------------

Class B-3 to Roll Date
------------------------------------------------------------------------------------------------------------------
Coupon                          5.570%
------------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR        20% CPR        25% CPR        30% CPR      40% CPR
==================================================================================================================
97-12                           6.178         6.181          6.210          6.244          6.278        6.368
==================================================================================================================
WAL (yr)                         4.88         4.86           4.60            4.33          4.08          3.55
MDUR (yr)                       4.148         4.131          3.930          3.714          3.518        3.091
First Prin Pay                 08/25/02     08/25/02       08/25/02        08/25/02      08/25/02      08/25/02
Last Prin Pay                  06/25/07     06/25/07       06/25/07        06/25/07      06/25/07      06/25/07
-------------------------------------------------------------------------------------------------------------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 8, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                  Page 19
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


                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.